Provisions	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
Provisions

					$ million
	Decommissioning	Environmental	Litigation and claims	Other	Total
At 1 January 2019[a]	13,613	1,567	1,718	3,306	20,204
Exchange adjustments	74	(1)	—	(19)	54
Acquisitions	13	—	47	22	82
Increase (decrease) in existing provisions	1,045	272	290	960	2,567
Write-back of unused provisions	(22)	(43)	(15)	(361)	(441)
Unwinding of discount	415	45	28	17	505
Change in discount rate	1,360	40	31	11	1,442
Utilization	(9)	(252)	(674)	(665)	(1,600)
Reclassified to other payables	(187)	—	(139)	(328)	(654)
Reclassified as liabilities directly associated with assets held for sale	(1,004)	(8)	—	—	(1,012)
Deletions	(188)	—	(5)	(3)	(196)
At 31 December 2019	15,110	1,620	1,281	2,940	20,951
Of which – current	317	280	558	1,298	2,453
– non-current	14,793	1,340	723	1,642	18,498
Of which – Gulf of Mexico oil spill	—	—	189	—	189
[a] Includes adjustment of $92 million for the implementation of IFRS 16. See Note 1 for further information.

The decommissioning provision comprises the future cost of decommissioning oil and natural gas wells, facilities and related pipelines. The environmental provision includes provisions for costs related to the control, abatement, clean-up or elimination of environmental pollution relating to soil, groundwater, surface water and sediment contamination. The litigation and claims category includes provisions for matters related to, for example, commercial disputes, product liability, and allegations of exposures of third parties to toxic substances. Included within the other category at 31 December 2019 are provisions for deferred employee compensation of $311 million (2018 $338 million).
For information on significant estimates and judgements made in relation to provisions, see Provisions and contingencies within Note 1.
23. Provisions – continued
Gulf of Mexico oil spill
The group has recognized certain assets, payables and provisions and incurs certain residual costs relating to the Gulf of Mexico oil spill that occurred in 2010. In addition to the Litigation and claims narrative provided in this note, for further information see Notes 7, 9, 20, 22, 29, 33 and Legal proceedings on pages 319-320.
Litigation and claims - PSC settlements
The Economic and Property Damages Settlement Agreement (EPD Settlement Agreement) with the Plaintiff's Steering Committee (PSC) provides for a court-supervised settlement programme ,the DHCSSP, which commenced operation on 4 June 2012. A separate claims administrator was appointed to pay medical claims and to implement other aspects of the Medical Benefits Class Action Settlement. For further information on the PSC settlements, see Legal proceedings on page 319.
The litigation and claims provision reflects the latest estimate for the remaining costs associated with the PSC settlements. These costs relate predominantly to business economic loss (BEL) claims and associated administration costs. Only a very small number of claims remained to be determined by the end of 2019 however certain BEL claims determined by the DHCSSP have been and continue to be appealed by BP and/or the claimants. Claims under appeal will ultimately only be resolved once the full judicial appeals process has been concluded, including appeals to the Federal District Court and Fifth Circuit, as may be the case, or when settlements are reached with individual claimants. Depending upon the ultimate resolution of these claims, the amounts payable may differ from those currently provided. Payments to resolve outstanding claims under the PSC settlements are expected to be made over the next couple of years. The timing of payments, however, is uncertain, and, in particular, will be impacted by how long it takes to resolve claims that have been appealed and may be appealed in the future.